SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  February 26, 1999
                                                         -----------------



                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)


                   Delaware          1-13530           74-2723809
            -----------------     -------------     --------------------
            (State  or  other     (Commission       (I.R.S.  Employer
             jurisdiction  of     File  Number)     Identification  No.)
             incorporation)



  1440  Charleston  Highway,  West  Columbia,  South  Carolina     29169
  ------------------------------------------------------------     -----
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code:  (803) 796-7875
                                                            --------------


                                  Not Applicable
                                  --------------
         (Former name or former address, if changed since last report.)


Item  5.          Other  Events.
-------           --------------

     On  February  26,  1999,  the  Company entered into a Settlement Agreement,
Compromise  of  Claims and Mutual Release with Greg Wilson, the Company's former
President  and  Chief  Executive  Officer,  and  various  members of his family.
Pursuant to the terms of the Settlement Agreement, all parties agreed to dismiss with prejudice the lawsuit between the parties pending in Delaware and the claims against Greg Wilson in the lawsuit pending in South Carolina. In addition, the Company shall receive the net proceeds from the sale of 200,000 shares of the Company's common stock owned by Greg Wilson (115,000 shares) and his sister, Linda Bussey (85,000 shares). Such shares are to be sold between March 1, 1999 and May 31, 1999, with sales of no more than 4,000 shares in any one day, unless the selling broker believes that additional shares may be sold in a single day without disrupting the public market for the Company's common stock. Such shares are to be sold at the best price available, but in no event shall such shares be sold for less than $1.50 per share. Any shares remaining unsold at May 31, 1999, shall be delivered to the Company. The Company also received $1,300 as consideration for the founder's stock originally issued to Greg Wilson and various members of his family.

     Pursuant to the terms of the Settlement Agreement, Greg and Sally Wilson and the Linda Bussey Irrevocable Trust agreed to liquidate their holdings of the Company's stock over a period of five years beginning June 1, 1999, by selling no more than 30,000 shares in any calendar month collectively, and no more than 3,000 shares in any single trading day collectively. Likewise, Linda Bussey has agreed to liquidate her holdings of the Company's stock over a period of five years beginning June 1, 1999, by selling no more than 30,000 shares in any calendar month, and no more than 3,000 shares in any single trading day.
Pursuant to the terms of the Settlement Agreement, Greg Wilson, Sally Wilson and the Linda Bussey Irrevocable Trust have agreed to provide irrevocable proxies to the Company with respect to all shares of stock of the Company now owned or hereafter acquired. Such proxies are for a term of five years; provided, however, the proxies shall continue until these persons have sold all of the Company's stock held by them.

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
Item  7.  Exhibits.
--------  ---------------------------------------------------------------------
    99.1  Settlement  Agreement,  Compromise  of  Claims  and  Mutual  Release
          dated February 26, 1999, by and among  Gregory Wilson, Sally Stewart
          Wilson,  Linda  Bussey,  the  Linda  Bussey  Irrevocable  Trust, Len
          Bussey, Barbara Wilson and the Company.

   99.2    Press Release dated February 26, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN  BINGO  &  GAMING  CORP.
                                        ---------------------------------
                                        (Registrant)


                                        By: /s/ Andre M. Hilliou
                                        ------------------------
                                        Name:  Andre M.  Hilliou
                                        Title: Chairman of the Board, President
                                        and  Chief  Executive  Officer


Dated:      March  3,  1999
         ------------------

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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit                                                      Sequential
Number   Description                                        Page Number
-------  -------------------------------------------------  -----------
99.1     Settlement Agreement, Compromise of Claims and
         Mutual Release dated February 26, 1999, by and
         among Gregory Wilson, Sally Stewart Wilson,
         Linda Bussey, the Linda Bussey Irrevocable Trust,
         Len Bussey, Barbara Wilson and the Company.

99.2     Press Release dated February 26, 1999.

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